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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 April 14, 2005

                          ----------------------------


                           Marine Jet Technology Corp.

               (Exact name of registrant as specified in charter)

                                     Nevada

         (State or other Jurisdiction of Incorporation or Organization)


      000-33297                                       88-0450923
Commission File Number)                      (IRS Employer Identification No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive

                              Offices and zip code)
                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and Antik's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's and Antik's future plans, strategies and expectations, are generally
identifiable   by  use  of  the  words  "may,"   "will,"   "should,"   "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company's and Antik's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrants' Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On April 14, 2005, Marine Jet Technology Corp., a Nevada corporation ("Marine"), entered into an Exchange Agreement ("Exchange Agreement") with Antik Denim, LLC, a California limited liability company ("Antik"), the members of Antik (the "Antik Members"), and Keating Reverse Merger Fund, LLC ("KRM Fund"). Under the Exchange Agreement, Marine will, at closing, acquire all of the outstanding membership interests of Antik (the "Interests") from the Antik Members, and the Antik Members will contribute all of their Interests to Marine. In exchange, Marine will issue to the Antik Members 843,027 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Marine ("Preferred Shares"), which shall be convertible into 708,984,875 shares of Marine's common stock ("Conversion Shares"). The issuance of the Preferred Shares and, upon conversion, the shares of Marine common stock underlying the Preferred Shares, to the Antik Members is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof.

         Following completion of the exchange transaction, Antik will become a wholly-owned subsidiary of Marine.

      Marine is presently authorized under its Certificate of Incorporation to issue 45,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Of the
5,000,000 shares of preferred stock authorized, 850,000 shares will be designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which will be approved by Marine's board of directors, and filed with and accepted by, the Secretary of State of the State of Nevada prior to the closing of the exchange transaction. Currently, Marine has 28,122,570 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

      Under the terms of the Exchange Agreement, all of the outstanding Interests will be exchanged for 843,027 Preferred Shares. Each Preferred Share will be convertible into 841 shares of Marine's common stock (the "Conversion Rate"). The Preferred Shares will immediately and automatically be converted into shares of Marine's common stock (the "Mandatory Conversion") upon the approval by a majority of Marine's stockholders (voting together on an as-converted-to-common-stock basis), following the exchange transaction, of an increase in the number of authorized shares of Marine's common stock from 45,000,000 to 75,000,000, and a 1 for 29 reverse stock split of Marine's outstanding common stock ("Reverse Split").

      The holders of shares of Series A Preferred Stock will be entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable in a Mandatory Conversion based on the then applicable Conversion Rate. As such, immediately following the exchange transaction, the Antik Members will own 95.8% of the total combined voting power of all classes of Marine stock entitled to vote.

      Upon Mandatory Conversion of the Preferred Shares, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Antik Members will, in the aggregate, receive approximately 24,447,783 shares of Marine's common stock, representing 95.80% of the outstanding shares of Marine's common stock immediately following the Mandatory Conversion. The existing stockholders of Marine will, following the Mandatory Conversion and Reverse Split, own approximately 969,745 shares of Marine's common stock, representing 3.8% of the outstanding shares of common stock. Following the closing of the exchange transaction, Marine will also issue a finder approximately 102,079 shares of common stock on a post-Reverse Split basis, representing 0.4% of the outstanding shares of common stock.

      Accordingly, if the exchange transaction closed, and the Mandatory Conversion and the Reverse Split occurred, as of the date of this report, Marine's currently issued and outstanding common stock (currently 28,122,570 shares) would be converted into 969,745 shares of common stock and would represent 3.8% of Marine's total common stock issued and outstanding.

      In connection with the Reverse Split, Marine's board of directors expects to provide special treatment of Marine stockholders holding 2,900 or fewer shares of common stock to prevent such stockholders from holding less than 100 shares of common stock after the Reverse Split. Marine stockholders holding 2,900 or fewer shares of common stock but at least 100 shares of common stock as of the record date will receive 100 shares of common stock after the Reverse Split. The Reverse Split will not affect the shares of common stock held by Marine stockholders holding less than 100 shares of common stock as of the record date.

      Effective as of the closing of the exchange transaction, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Marine stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to closing, the existing officers of Marine will resign, and the newly-appointed directors of Marine will consist of one member of Antik's current management, Paul Guez (Antik's Manager and Chief Executive Officer), David Weiner, a director designated by Mr. Guez, and one member to be designated by KRM Fund (the "KRM Designate"). The initial KRM Designate will be the current director of Marine, Kevin R. Keating who will remain as a director of Marine following the closing. KRM Fund and each Antik Member have agreed to vote their shares of Marine's common stock to elect the KRM Designate to Marine's board for a period of one year following the closing and to vote for such other persons that may be designated by Paul Guez to fill any vacant position on the board of directors (other than KRM Designate). The size of the board will initially be three members and may be increased by the board of directors to five members during the one year period following closing.

      Additional information concerning Paul Guez and David Weiner will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the closing of the exchange transaction.

      At or prior to the Closing, Marine will also enter into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities will be compensated by Marine for its advisory services rendered to Marine in connection with the exchange transaction. The transaction advisory fee will be $350,000, with the payment thereof being subject to the closing of the exchange transaction contemplated under the Exchange Agreement.

      The Company's completion of the transactions contemplated under the Exchange Agreement are subject to the satisfaction of certain contingencies including, without limitation, Antik's delivery of audited and pro forma financial information acceptable to Marine, compliance with regulatory requirements, and the filing with and acceptance by the Secretary of State of the State of Nevada of the Certificate of Designations. Consummation of the exchange transaction is also conditioned upon, among other things: (i) tax counsel to Antik issuing its opinion that the transaction will not be taxable to the Antik Members pursuant to Section 351 of the Internal Revenue Code; (ii) execution by KRM Fund and each Member of voting agreements; (iii) preparation, filing and distribution to the Marine stockholders of a Schedule 14(f)-1 Notice to Stockholders; and (iv) continued quotation of Marine's common stock on the Over-the-Counter Bulletin Board.

      The directors of Marine have approved the Exchange Agreement and the transactions contemplated thereunder. The managers and members of Antik have approved the Exchange Agreement and the transactions contemplated thereunder. The parties expect the closing of the transactions under the Exchange Agreement to occur on or about May 1, 2005. However, there can be no assurances that the exchange transaction will be completed.

      The Exchange Agreement may be terminated as follows: (i) by mutual consent, (ii) by either party if the exchange transaction is not consummated by May 31, 2005, (iii) by either party if the exchange transaction is prohibited by issuance of an order, decree or ruling, and (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination other than by mutual consent, both parties are responsible for their expenses, except that Marine may retain up to $10,000 of the $50,000 deposit paid by Antik for reimbursement of Marine's actual expenses and as liquidated damages.

      On March 28, 2005, in its Current Report on Form 8-K dated March 24, 2005, Marine reported the execution of a letter of intent to acquire Antik.

      Kevin R. Keating is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the majority stockholder of Marine, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of Marine's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of Marine's common stock currently owned by Kevin R. Keating.

Business of Marine

      Marine is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Marine would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Business of Antik

      Antik was formed in September 2004 to design, develop, manufacture, market, distribute and sell high end fashion jeans, apparel and accessories with a western flair. Antik currently markets, distributes and sells its "Antik Denim" brand products in the United States, and internationally in countries that include, but are not limited to, Canada, Mexico, the United Kingdom, Denmark, Sweden, Norway, Finland, Belgium, Italy, Austria, Germany, France, Spain, Japan, Brazil, Israel, Lebanon, UAE, South Africa and Korea. Antik is headquartered in Commerce, California, and maintains two showrooms in New York and Los Angeles.

      Because Antik was formed in September 2004, it has limited operating history. Antik had unaudited net sales of $365,000 from inception in September 2004 through December 31, 2004. While the management of Antik believes that it has an opportunity to be successful in the high end fashion jean market, there can be no assurance that Antik will be successful in accomplishing its business initiatives, or that it will achieve any significant level of revenues, or ever recognize net income, from the sale of its products.

      The business of Antik involves a number of risks and uncertainties that could cause Antik's actual results to differ materially from those estimated by management from time to time. Potential risks and uncertainties include, but are not limited to, such factors as fluctuations in demand for Antik's products, the introduction of new products, Antik's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of Antik's liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Marine's filings with the United States Securities and Exchange Commission should the exchange transaction contemplated by the Exchange Agreement be completed.

         Although there can be no assurance that the parties will complete the exchange transaction contemplated by the Exchange Agreement, to the extent the transaction is completed, additional information regarding the business of Antik (including audited financial statements for the period from inception through December 31, 2004) will be disclosed in a Current Report on Form 8-K to be filed at closing of the exchange transaction.

      Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None.

      (c) Exhibits.

            2.5 Exchange Agreement by and between Marine Jet Technology Corp., Antik Denim, LLC, and the members of Antik Denim, LLC dated April 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Jet Technology Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Marine Jet Technology Corp.

Date:  April 15, 2005                   By:
                                               ----------------------------
                                               Kevin R. Keating, President
                                               and Sole Director

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

2.5 Exchange Agreement by and between Marine Jet Technology Corp., Antik Denim, LLC, and the members of Antik Denim, LLC dated April 14, 2005.



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